                                      FORM 10-QSB


                        AMALGAMATED AUTOMOTIVE INDUSTRIES, INC.
                                    AND SUBSIDIARIES

                     Exhibit No. (11) - Statement re computation
                                        of per share earnings

                  Statement of Computations of Earnings Per Share



                                                    Six Months Ended April 30,
                                                    --------------------------
                                                       1995             1994
                                                      ------           ------
   Net earnings(loss) applicable to common stock   $ (13,287)      $ (125,705)
                                                     ========         ========

   Earnings (loss) per common share and/or
   common share equivalents                        $    (.01)       $    (.13)
                                                     ========         ========

   Weighted average number of common
   shares and/or common share
   equivalents outstanding                           943,187          943,187
                                                     ========        ========


                                                   Three Months Ended April 30,
                                                   ----------------------------
                                                       1995            1994
                                                      ------          ------

   Net earnings(loss) applicable to common stock   $(114,182)       $ (13,549)
                                                     ========         ========


   Earnings(loss) per common share                 $   (.12)        $    (.01)
                                                     ========         ========

   Weighted average number of common shares           943,187          943,187
                                                     ========         ========

                                    FORM 10-QSB

                      AMALGAMATED AUTOMOTIVE INDUSTRIES, INC.
                                  AND SUBSIDIARIES

                   Exhibit No. (11) - Statement re computation
                                      of per share earnings
                                      (continued)

                 Computation of Weighted Average Number of Shares

                        Six Months Ended April 30, 1995

                                                        Months       Share
                                           Balance    Maintained     Months
                                           -------    ----------     ------
   Common shares outstanding
   beginning of period                     943,187         6        5,659,122


   Weighted average number
   of common shares                                                   943,187
                                                                    =========


                        Six Months Ended April 30, 1994

                                                        Months       Share
                                           Balance    Maintained     Months
                                           -------    ----------     ------
   Common shares outstanding
   beginning of period                     943,187         6        5,659,122


   Weighted average number
   of common shares                                                   943,187
                                                                    =========

                                     FORM 10-QSB

                       AMALGAMATED AUTOMOTIVE INDUSTRIES, INC.
                                   AND SUBSIDIARIES


                     Exhibit No. (11) - Statement re computation
                                        of per share earnings
                                        (continued)


                   Computation of Weighted Average Number of Shares

                        Three Months Ended April 30, 1995

                                                         Months       Share
                                           Balance     Maintained     Months
                                           -------     ----------     ------
   Common shares outstanding
   beginning of period                     943,187         3        2,829,561


   Weighted average number of
   common shares                                                      943,187
                                                                     ========


                        Three Months Ended April 30, 1994

                                                         Months       Share
                                          Balance      Maintained     Months
                                          -------      ----------     ------
   Common shares outstanding
   beginning of period                    943,187          3        2,829,561



   Weighted average number of
   common shares                                                      943,187
                                                                     ========